Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2010 and 2009 which was derived from the Company’s audited financial statements.
•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.
•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A and class B shares, collectively.
•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		SIX MONTHS ENDED		Previous	Previous
	JUNE 30,		JUNE 30,		Quarter	Year to Date
	2011	2010	2011	2010	Change	Change

HIGHLIGHTS
Net income (loss)	$41,077	$58,593	$(46,340)	$114,382	(29.9)%	(140.5)%
Net income (loss) available (attributable) to common and participating common shareholders	37,202	54,718	(54,090)	106,632	(32.0)%	(150.7)%
Net income (loss) allocated to common shareholders	36,492	53,598	(54,606)	104,581	(31.9)%	(152.2)%
Operating income (loss) [a]	24,473	57,715	(72,170)	117,887	(57.6)%	(161.2)%
Operating income (loss) available (attributable) to common and participating common shareholders [a]	20,598	53,840	(79,920)	110,137	(61.7)%	(172.6)%
Operating income (loss) allocated to common shareholders [a]	20,199	52,738	(80,436)	108,019	(61.7)%	(174.5)%
Operating cash flow	106,970	88,464	288,252	216,174	20.9%	33.3%
Net investment income	39,842	33,351	92,343	89,830	19.5%	2.8%
Gross premiums written	502,924	489,568	1,503,282	1,308,437	2.7%	14.9%
Net premiums written	441,758	450,803	1,240,630	1,153,745	(2.0)%	7.5%
Net premiums earned	486,578	456,395	869,411	821,584	6.6%	5.8%
Total assets	8,760,040	8,490,438	8,760,040	8,490,438	3.2%	3.2%
Total shareholders’ equity	2,670,276	2,844,105	2,670,276	2,844,105	(6.1)%	(6.1)%

PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (loss) (as reported)	$0.92	$1.02	$(1.36)	$1.97	(9.8)%	(169.0)%
Operating income (loss) (as reported) [a]	$0.51	$1.00	$(2.00)	$2.04	(49.0)%	(198.0)%
Diluted earnings (losses) per common share
Net income (loss) (as reported)	$0.87	$0.97	$(1.36)	$1.88	(10.3)%	(172.3)%
Operating income (loss) (as reported) [a]	$0.48	$0.96	$(2.00)	$1.94	(50.0)%	(203.1)%

As Reported
Weighted average common shares outstanding	39,710	52,509	40,227	52,958	(24.4)%	(24.0)%
Weighted average common shares outstanding and dilutive potential common shares	42,156	55,210	40,227	55,765	(23.6)%	(27.9)%

Book Value Per Common Share
Book value [b]	$56.35	$51.17	$56.35	$51.17	10.1%	10.1%
Diluted book value (treasury stock method) [b]	$52.20	$47.78	$52.20	$47.78	9.3%	9.3%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income (loss) [c]	1.7%	2.1%	(2.2)%	4.1%	(0.4)	(6.3)
ROAE, operating income (loss) [a] [c]	0.9%	2.0%	(3.3)%	4.2%	(1.1)	(7.5)
Return on beg. common equity (ROBE), net income (loss) [d]	1.7%	2.1%	(2.0)%	4.1%	(0.4)	(6.1)
ROBE, operating income (loss) [a] [d]	0.9%	2.1%	(3.0)%	4.3%	(1.2)	(7.3)

Annualized ROAE, net income (loss) [c]	6.7%	8.3%	(4.4)%	8.2%	(1.6)	(12.6)
Annualized ROAE, operating income (loss) [a] [c]	3.7%	8.2%	(6.5)%	8.4%	(4.5)	(14.9)
Annualized ROBE, net income (loss) [d]	6.7%	8.4%	(4.1)%	8.2%	(1.7)	(12.3)
Annualized ROBE, operating income (loss) [a] [d]	3.7%	8.2%	(6.0)%	8.5%	(4.5)	(14.5)
Annualized investment yield	2.6%	2.2%	3.0%	3.0%	0.4	0.0

GAAP
Loss ratio	74.4%	64.2%	87.9%	64.0%	10.2	23.9
Acquisition expense ratio	14.0%	14.6%	15.4%	15.9%	(0.6)	(0.5)
General and administrative expense ratio	13.5%	12.2%	15.1%	13.9%	1.3	1.2

Combined ratio	101.9%	91.0%	118.4%	93.8%	10.9	24.6

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income (loss).

[b]	For detailed calculations, please refer to page 33.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

[d]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) — QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	JUNE 30, 2009

UNDERWRITING REVENUES
Gross premiums written	$502,924	$1,000,358	$189,225	$555,574	$489,568	$559,155
Premiums ceded	(61,166)	(201,486)	(31,110)	(103,690)	(38,765)	(79,128)

Net premiums written	$441,758	$798,872	$158,115	$451,884	$450,803	$480,027
Change in unearned premiums	44,820	(416,039)	291,621	17,909	5,592	(45,807)

Net premiums earned	$486,578	$382,833	$449,736	$469,793	$456,395	$434,220
Other underwriting income (loss)	1,088	(1,069)	410	322	(2,663)	596

Total underwriting revenues	$487,666	$381,764	$450,146	$470,115	$453,732	$434,816

UNDERWRITING EXPENSES
Losses and loss expenses	$361,970	$401,853	$246,424	$266,132	$292,947	$270,816
Acquisition expenses	67,887	65,618	66,133	67,443	66,708	63,850
General and administrative expenses	65,886	65,961	67,756	59,523	55,676	54,529

Total underwriting expenses	$495,743	$533,432	$380,313	$393,098	$415,331	$389,195

Underwriting (loss) income	$(8,077)	$(151,668)	$69,833	$77,017	$38,401	$45,621

OTHER OPERATING REVENUE
Net investment income	$39,842	$52,501	$56,874	$53,654	$33,351	$88,834
Interest expense	(9,057)	(9,054)	(9,053)	(9,051)	(9,050)	(7,538)
Amortization of intangibles	(3,026)	(2,798)	(2,696)	(2,588)	(2,588)	(2,588)

Total other operating revenue	$27,759	$40,649	$45,125	$42,015	$21,713	$78,708

INCOME (LOSS) BEFORE OTHER ITEMS	$19,682	$(111,019)	$114,958	$119,032	$60,114	$124,329

OTHER
Net foreign exchange (losses) gains	$(3,348)	$6,918	$(3,476)	$12,565	$(129)	$27,723
Net realized and unrealized investment gains (losses)	21,532	3,775	7,314	8,973	2,657	(1,500)

Total other-than-temporary impairment losses	(484)	(1,256)	(48)	(1,140)	(738)	(37,809)
Portion of loss recognised in other comprehensive income	(448)	(391)	(663)	(240)	(254)	31,165

Net impairment losses recognised in earnings (losses) [a]	(932)	(1,647)	(711)	(1,380)	(992)	(6,644)

Income tax benefit (expense)	4,143	14,556	(6,857)	(62)	(3,057)	5,232

NET INCOME (LOSS)	$41,077	$(87,417)	$111,228	$139,128	$58,593	$149,140
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$37,202	$(91,292)	$107,353	$135,253	$54,718	$145,265

KEY RATIOS/PER SHARE DATA

Loss ratio	74.4%	105.0%	54.8%	56.6%	64.2%	62.4%
Acquisition expense ratio	14.0%	17.1%	14.7%	14.4%	14.6%	14.7%
General and administrative expense ratio	13.5%	17.2%	15.1%	12.7%	12.2%	12.5%

Combined ratio	101.9%	139.3%	84.6%	83.7%	91.0%	89.6%

Basic earnings (losses) per common share	$0.92	$(2.25)	$2.22	$2.64	$1.02	$2.53
Diluted earnings (losses) per common share	$0.87	$(2.25)	$2.09	$2.51	$0.97	$2.42

ROAE, net income (loss) [b]	1.7%	(3.8)%	4.0%	5.0%	2.1%	6.7%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME — YTD

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2009	DEC. 31, 2010	DEC. 31, 2009

UNDERWRITING REVENUES
Gross premiums written	$1,503,282	$1,308,437	$1,342,461	$2,053,236	$2,021,450
Premiums ceded	(262,652)	(154,692)	(279,519)	(289,492)	(415,400)

Net premiums written	$1,240,630	$1,153,745	$1,062,942	$1,763,744	$1,606,050
Change in unearned premiums	(371,219)	(332,161)	(250,447)	(22,631)	27,142

Net premiums earned	$869,411	$821,584	$812,495	$1,741,113	$1,633,192
Other underwriting income (loss)	19	(2,368)	4,193	(1,636)	3,914

Total underwriting revenues	$869,430	$819,216	$816,688	$1,739,477	$1,637,106

UNDERWRITING EXPENSES
Losses and loss expenses	$763,823	$525,544	$490,952	$1,038,100	$866,640
Acquisition expenses	133,505	130,652	132,124	264,228	267,971
General and administrative expenses	131,847	114,641	114,786	241,920	237,154

Total underwriting expenses	$1,029,175	$770,837	$737,862	$1,544,248	$1,371,765

Underwriting (loss) income	$(159,745)	$48,379	$78,826	$195,229	$265,341

OTHER OPERATING REVENUE
Net investment income	$92,343	$89,830	$153,384	$200,358	$284,200
Interest expense	(18,111)	(16,658)	(15,093)	(34,762)	(30,174)
Amortization of intangibles	(5,824)	(5,176)	(5,176)	(10,460)	(10,463)

Total other operating revenue	$68,408	$67,996	$133,115	$155,136	$243,563

(LOSS) INCOME BEFORE OTHER ITEMS	$(91,337)	$116,375	$211,941	$350,365	$508,904

OTHER
Net foreign exchange gains (losses)	$3,570	$(6,100)	$27,785	$2,989	$29,740
Net realized and unrealized investment gains	25,307	6,201	1,741	22,488	6,303

Total other-than-temporary impairment losses	(1,740)	(1,507)	(49,935)	(2,695)	(50,993)
Portion of loss recognised in other comprehensive income	(839)	(346)	31,165	(1,249)	30,742

Net impairment losses recognised in (losses) earnings [a]	(2,579)	(1,853)	(18,770)	(3,944)	(20,251)

Income tax benefit (expense)	18,699	(241)	4,740	(7,160)	11,408

NET (LOSS) INCOME	$(46,340)	$114,382	$227,437	$364,738	$536,104
Preferred dividends	(7,750)	(7,750)	(7,750)	(15,500)	(15,500)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(54,090)	$106,632	$219,687	$349,238	$520,604

KEY RATIOS/PER SHARE DATA

Loss ratio	87.9%	64.0%	60.4%	59.6%	53.1%
Acquisition expense ratio	15.4%	15.9%	16.3%	15.2%	16.4%
General and administrative expense ratio	15.1%	13.9%	14.1%	13.9%	14.5%

Combined ratio	118.4%	93.8%	90.8%	88.7%	84.0%

Basic (losses) earnings per common share	$(1.36)	$1.97	$3.83	$6.73	$9.14
Diluted (losses) earnings per common share	$(1.36)	$1.88	$3.65	$6.38	$8.69

ROAE, net (loss) income [b]	(2.2)%	4.1%	10.3%	13.3%	22.7%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010
ASSETS
Cash and cash equivalents	$750,844	$568,770	$609,852	$600,227	$690,761	$668,049
Fixed maturity investments available for sale, at fair value	4,961,948	5,014,226	5,116,702	5,063,873	4,908,774	4,793,451
Short term investments available for sale, at fair value	303,895	48,186	70,444	326,846	272,706	389,937
Equity securities available for sale, at fair value	32,322	25,333	13,565	12,773	11,952	12,329
Other investments	395,078	401,450	376,652	360,629	346,938	368,035
Premiums receivable, net	1,154,480	1,049,129	827,609	1,039,689	1,086,818	935,244
Deferred acquisition costs	182,870	178,486	154,484	192,194	175,479	163,639
Securities lending collateral	84,652	72,657	59,886	127,680	281,391	128,299
Prepaid reinsurance premiums	198,708	248,275	107,977	160,070	143,438	179,603
Losses recoverable	369,081	340,908	319,349	324,757	247,888	246,583
Accrued investment income	31,189	29,164	32,934	32,315	30,880	28,746
Goodwill and intangible assets	186,835	189,501	181,954	184,543	186,657	189,246
Deferred tax assets	38,144	49,370	33,684	29,130	25,941	30,502
Receivable on pending investment sales	3,685	128,867	602	372	1,935	8,859
Other assets	66,309	71,859	73,711	80,139	78,880	54,031

TOTAL ASSETS	$8,760,040	$8,416,181	$7,979,405	$8,535,237	$8,490,438	$8,196,553

LIABILITIES
Reserve for losses and loss expenses	$3,748,124	$3,566,198	$3,319,927	$3,401,312	$3,274,637	$3,138,905
Reserve for unearned premiums	1,304,146	1,398,610	842,154	1,186,001	1,186,857	1,228,559
Deposit liabilities	30,300	32,768	32,505	36,952	39,641	39,729
Reinsurance balances payable	209,548	143,305	228,860	209,651	209,533	153,174
Securities lending payable	84,652	72,657	59,886	127,681	281,391	128,265
Debt	528,540	528,569	528,411	528,425	528,363	528,357
Payable on pending investment purchases	80,532	164,744	—	17,042	39,906	79,245
Other liabilities	103,922	101,066	119,509	108,488	86,005	79,232

TOTAL LIABILITIES	$6,089,764	$6,007,917	$5,131,252	$5,615,552	$5,646,333	$5,375,466

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	—	—	—	—	—
Common shares	40,509	40,325	47,218	49,685	52,664	54,230
Additional paid-in capital	509,165	289,920	613,915	715,834	822,572	882,684
Accumulated other comprehensive income	141,140	132,806	138,571	201,172	138,605	95,413
Retained earnings	1,962,262	1,937,213	2,040,449	1,944,994	1,822,264	1,780,760

TOTAL SHAREHOLDERS’ EQUITY	$2,670,276	$2,408,264	$2,848,153	$2,919,685	$2,844,105	$2,821,087

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,760,040	$8,416,181	$7,979,405	$8,535,237	$8,490,438	$8,196,553

Book value per common share	$56.35	$55.91	$57.25	$55.83	$51.17	$49.44
Diluted book value per common share (treasury stock method)	$52.20	$51.52	$52.74	$51.83	$47.78	$45.89

RATIOS
Debt-to-capital	16.5%	18.0%	15.6%	15.3%	15.7%	15.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of January 1 , 2011 is equal to 21.2% of Shareholders’ Equity as of June 30, 2011

		Estimated Occurrence Net Loss as of Jan. 1, 2011					July 1, 2010	July 1, 2009
		10 Year	25 Year	50 Year	100 Year	250 Year	100 Year	100 Year
		Return	Return	Return	Return	Return	Return	Return
Zone	Peril	Period	Period	Period	Period	Period	Period	Period

United States	Hurricane	$203	$336	$446	$567	$745	$578	$551
Europe	Windstorm	79	213	334	463	620	427	421
California	Earthquake	37	190	323	456	643	439	369
Japan	Windstorm	56	166	269	363	454	369	242
Northwest U.S.	Earthquake	0	10	82	238	474	239	204
Japan	Earthquake	8	46	95	143	212	137	139
United States	Tornado/Hail	27	47	65	84	111	80	71
Australia	Earthquake	0	4	23	71	170	54	34
New Zealand	Earthquake	0	3	15	44	89	39	32
Australia	Windstorm	1	6	17	36	68	28	24
New Madrid	Earthquake	0	0	0	12	109	12	14
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinstatement premiums and reinsurance recoveries, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and on Form 10-Q for the quarter ended March 31, 2011.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE SIX MONTHS ENDED JUNE 30, 2011
Net Premiums Written = $1,241 million

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2011			JUNE 30, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$225,750	$277,174	$502,924	$231,626	$257,942	$489,568

Net premiums written	$173,506	$268,252	$441,758	$194,987	$255,816	$450,803

Net premiums earned	$249,397	$237,181	$486,578	$227,858	$228,537	$456,395
Other underwriting income (loss)	—	1,088	1,088	—	(2,663)	(2,663)

Total underwriting revenues	$249,397	$238,269	$487,666	$227,858	$225,874	$453,732

UNDERWRITING EXPENSES
Losses and loss expenses	$191,396	$170,574	$361,970	$170,773	$122,174	$292,947
Acquisition expenses	15,861	52,026	67,887	16,554	50,154	66,708
General and administrative expenses	36,227	29,659	65,886	27,146	28,530	55,676

Total expenses	$243,484	$252,259	$495,743	$214,473	$200,858	$415,331

UNDERWRITING INCOME (LOSS)	$5,913	$(13,990)	$(8,077)	$13,385	$25,016	$38,401

GAAP RATIOS
Loss ratio	76.7%	71.9%	74.4%	74.9%	53.5%	64.2%
Acquisition expense ratio	6.4%	22.0%	14.0%	7.3%	21.9%	14.6%
General and administrative expense ratio	14.5%	12.5%	13.5%	11.9%	12.5%	12.2%

Combined ratio AS REPORTED	97.6%	106.4%	101.9%	94.1%	87.9%	91.0%

Effect of favorable prior accident year reserve development	9.3%	9.1%	9.2%	3.6%	9.4%	6.5%

Combined ratio net of prior accident year reserve development	106.9%	115.5%	111.1%	97.7%	97.3%	97.5%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	JUNE 30, 2009
UNDERWRITING REVENUES
Gross premiums written	$225,750	$625,831	$112,664	$303,561	$231,626	$230,792

Net premiums written	$173,506	$432,296	$81,643	$204,293	$194,987	$153,762

Net premiums earned	$249,397	$162,492	$205,528	$242,766	$227,858	$223,588
Other underwriting income	—	—	4	473	—	103

Total underwriting revenues	$249,397	$162,492	$205,532	$243,239	$227,858	$223,691

UNDERWRITING EXPENSES
Losses and loss expenses	$191,396	$98,836	$129,168	$172,015	$170,773	$166,046
Acquisition expenses	15,861	16,308	12,220	17,356	16,554	20,855
General and administrative expenses	36,227	36,806	36,812	29,256	27,146	25,179

Total expenses	$243,484	$151,950	$178,200	$218,627	$214,473	$212,080

UNDERWRITING INCOME	$5,913	$10,542	$27,332	$24,612	$13,385	$11,611

GAAP RATIOS
Loss ratio	76.7%	60.8%	62.9%	70.9%	74.9%	74.3%
Acquisition expense ratio	6.4%	10.0%	5.9%	7.1%	7.3%	9.3%
General and administrative expense ratio	14.5%	22.7%	17.9%	12.1%	11.9%	11.3%

Combined ratio AS REPORTED	97.6%	93.5%	86.7%	90.1%	94.1%	94.9%

Effect of favorable prior accident year reserve development	9.3%	21.3%	5.6%	3.9%	3.6%	8.9%

Combined ratio net of prior accident year reserve development	106.9%	114.8%	92.3%	94.0%	97.7%	103.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	JUNE 30, 2009
UNDERWRITING REVENUES
Gross premiums written	$277,174	$374,527	$76,561	$252,013	$257,942	$328,363

Net premiums written	$268,252	$366,576	$76,472	$247,591	$255,816	$326,265

Net premiums earned	$237,181	$220,341	$244,208	$227,027	$228,537	$210,632
Other underwriting income (loss)	1,088	(1,069)	406	(151)	(2,663)	493

Total underwriting revenues	$238,269	$219,272	$244,614	$226,876	$225,874	$211,125

UNDERWRITING EXPENSES
Losses and loss expenses	$170,574	$303,017	$117,256	$94,117	$122,174	$104,770
Acquisition expenses	52,026	49,310	53,913	50,087	50,154	42,995
General and administrative expenses	29,659	29,155	30,944	30,267	28,530	29,350

Total expenses	$252,259	$381,482	$202,113	$174,471	$200,858	$177,115

UNDERWRITING (LOSS) INCOME	$(13,990)	$(162,210)	$42,501	$52,405	$25,016	$34,010

GAAP RATIOS
Loss ratio	71.9%	137.5%	48.0%	41.5%	53.5%	49.8%
Acquisition expense ratio	22.0%	22.4%	22.1%	22.1%	21.9%	20.4%
General and administrative expense ratio	12.5%	13.2%	12.7%	13.3%	12.5%	13.9%

Combined ratio AS REPORTED	106.4%	173.1%	82.8%	76.9%	87.9%	84.1%

Effect of favorable prior accident year reserve development	9.1%	6.4%	4.9%	11.3%	9.4%	7.7%

Combined ratio net of prior accident year reserve development	115.5%	179.5%	87.7%	88.2%	97.3%	91.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	JUNE 30, 2009
INSURANCE SEGMENT
Agriculture	$57,125	$508,705	$6,930	$156,162	$54,170	$56,235
Professional lines	49,181	35,469	36,690	43,381	56,567	62,079
Casualty	63,178	38,882	37,377	40,538	55,406	50,605
Property	35,904	24,690	22,134	30,295	43,158	40,084
Healthcare liability	20,454	18,137	10,811	34,024	22,442	23,202
Workers’ compensation	(92)	(52)	(1,278)	(839)	(117)	(1,413)

TOTAL INSURANCE	$225,750	$625,831	$112,664	$303,561	$231,626	$230,792

REINSURANCE SEGMENT
Catastrophe	$146,249	$138,247	$17,896	$45,513	$123,808	$148,380
Casualty	45,619	116,352	47,970	81,167	56,919	83,813
Property	52,185	70,087	8,628	111,395	39,999	55,245
Aerospace and Marine	26,743	20,838	2,380	4,184	24,131	23,568
Surety and other specialty	6,378	29,003	(313)	9,754	13,085	17,357

TOTAL REINSURANCE	$277,174	$374,527	$76,561	$252,013	$257,942	$328,363

REPORTED TOTALS	$502,924	$1,000,358	$189,225	$555,574	$489,568	$559,155

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	JUNE 30, 2009
INSURANCE SEGMENT
Agriculture	$46,049	$346,472	$2,372	$89,119	$45,169	$28,713
Professional lines	37,624	31,124	33,171	38,522	49,422	54,370
Casualty	43,811	25,759	25,536	23,700	37,527	28,291
Property	25,996	12,585	11,895	21,366	40,950	22,125
Healthcare liability	20,115	16,406	9,946	32,393	22,031	22,871
Workers’ compensation	(89)	(50)	(1,277)	(807)	(112)	(2,608)

TOTAL INSURANCE	$173,506	$432,296	$81,643	$204,293	$194,987	$153,762

REINSURANCE SEGMENT
Catastrophe	$139,337	$131,123	$17,896	$41,154	$123,808	$148,380
Casualty	45,617	115,554	47,965	81,163	56,831	83,805
Property	52,185	70,087	8,628	111,395	39,999	55,245
Aerospace and Marine	24,726	20,839	2,380	4,184	22,101	21,540
Surety and other specialty	6,387	28,973	(397)	9,695	13,077	17,295

TOTAL REINSURANCE	$268,252	$366,576	$76,472	$247,591	$255,816	$326,265

REPORTED TOTALS	$441,758	$798,872	$158,115	$451,884	$450,803	$480,027

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	JUNE 30, 2009
INSURANCE SEGMENT
Agriculture	$142,952	$59,808	$100,177	$134,864	$115,990	$93,806
Professional lines	37,788	36,175	37,167	38,085	39,626	42,473
Casualty	28,735	29,742	28,415	25,682	26,315	19,694
Property	19,566	16,593	20,362	24,000	26,153	20,677
Healthcare liability	20,445	20,224	20,684	20,942	19,886	19,940
Workers’ compensation	(89)	(50)	(1,277)	(807)	(112)	26,998

TOTAL INSURANCE	$249,397	$162,492	$205,528	$242,766	$227,858	$223,588

REINSURANCE SEGMENT
Catastrophe	$81,747	$76,335	$79,617	$74,675	$79,528	$77,987
Casualty	70,441	64,953	74,702	71,844	64,906	49,949
Property	58,643	52,452	64,229	56,975	56,646	55,021
Aerospace and Marine	13,154	13,587	11,312	8,602	12,751	11,789
Surety and other specialty	13,196	13,014	14,348	14,931	14,706	15,886

TOTAL REINSURANCE	$237,181	$220,341	$244,208	$227,027	$228,537	$210,632

REPORTED TOTALS	$486,578	$382,833	$449,736	$469,793	$456,395	$434,220

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2011			JUNE 30, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$851,581	$651,701	$1,503,282	$695,967	$612,470	$1,308,437

Net premiums written	$605,802	$634,828	$1,240,630	$543,928	$609,817	$1,153,745

Net premiums earned	$411,889	$457,522	$869,411	$373,534	$448,050	$821,584
Other underwriting income (loss)	—	19	19	(2)	(2,366)	(2,368)

Total underwriting revenues	$411,889	$457,541	$869,430	$373,532	$445,684	$819,216

UNDERWRITING EXPENSES
Losses and loss expenses	$290,232	$473,591	$763,823	$256,857	$268,687	$525,544
Acquisition expenses	32,169	101,336	133,505	33,980	96,672	130,652
General and administrative expenses	73,033	58,814	131,847	57,267	57,374	114,641

Total expenses	$395,434	$633,741	$1,029,175	$348,104	$422,733	$770,837

UNDERWRITING INCOME (LOSS)	$16,455	$(176,200)	$(159,745)	$25,428	$22,951	$48,379

GAAP RATIOS
Loss ratio	70.5%	103.5%	87.9%	68.8%	59.9%	64.0%
Acquisition expense ratio	7.8%	22.1%	15.4%	9.1%	21.6%	15.9%
General and administrative expense ratio	17.7%	12.9%	15.1%	15.3%	12.8%	13.9%

Combined ratio AS REPORTED	96.0%	138.5%	118.4%	93.2%	94.3%	93.8%

Effect of favorable prior accident year reserve development	14.0%	7.8%	10.8%	6.9%	9.4%	8.3%

Combined ratio net of prior accident year reserve development	110.0%	146.3%	129.2%	100.1%	103.7%	102.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2009	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$851,581	$695,967	$753,006	$1,112,192	$1,152,150

Net premiums written	$605,802	$543,928	$476,192	$829,864	$740,310

Net premiums earned	$411,889	$373,534	$404,262	$821,828	$823,703
Other underwriting (loss) income	—	(2)	3,062	475	3,533

Total underwriting revenues	$411,889	$373,532	$407,324	$822,303	$827,236

UNDERWRITING EXPENSES
Losses and loss expenses	$290,232	$256,857	$264,850	$558,040	$553,008
Acquisition expenses	32,169	33,980	45,696	63,556	84,724
General and administrative expenses	73,033	57,267	54,938	123,335	119,766

Total expenses	$395,434	$348,104	$365,484	$744,931	$757,498

UNDERWRITING INCOME	$16,455	$25,428	$41,840	$77,372	$69,738

GAAP RATIOS
Loss ratio	70.5%	68.8%	65.5%	67.9%	67.1%
Acquisition expense ratio	7.8%	9.1%	11.3%	7.7%	10.3%
General and administrative expense ratio	17.7%	15.3%	13.6%	15.0%	14.6%

Combined ratio AS REPORTED	96.0%	93.2%	90.4%	90.6%	92.0%

Effect of favorable prior accident year reserve development	14.0%	6.9%	14.0%	5.7%	11.2%

Combined ratio net of prior accident year reserve development	110.0%	100.1%	104.4%	96.3%	103.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2009	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$651,701	$612,470	$589,455	$941,044	$869,300

Net premiums written	$634,828	$609,817	$586,750	$933,880	$865,740

Net premiums earned	$457,522	$448,050	$408,233	$919,285	$809,489
Other underwriting (loss) income	19	(2,366)	1,131	(2,111)	381

Total underwriting revenues	$457,541	$445,684	$409,364	$917,174	$809,870

UNDERWRITING EXPENSES
Losses and loss expenses	$473,591	$268,687	$226,102	$480,060	$313,632
Acquisition expenses	101,336	96,672	86,428	200,672	183,247
General and administrative expenses	58,814	57,374	59,848	118,585	117,388

Total expenses	$633,741	$422,733	$372,378	$799,317	$614,267

UNDERWRITING INCOME	$(176,200)	$22,951	$36,986	$117,857	$195,603

GAAP RATIOS
Loss ratio	103.5%	59.9%	55.4%	52.2%	38.8%
Acquisition expense ratio	22.1%	21.6%	21.2%	21.8%	22.6%
General and administrative expense ratio	12.9%	12.8%	14.6%	12.9%	14.5%

Combined ratio AS REPORTED	138.5%	94.3%	91.2%	86.9%	75.9%

Effect of favorable prior accident year reserve development	7.8%	9.4%	4.6%	8.7%	7.3%

Combined ratio net of prior accident year reserve development	146.3%	103.7%	95.8%	95.6%	83.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2009	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$565,830	$404,369	$434,645	$567,461	$572,096
Professional lines	84,650	90,075	97,216	170,146	193,799
Casualty	102,060	89,634	81,229	167,549	152,580
Property	60,594	69,681	67,835	122,110	124,621
Healthcare liability	38,591	42,758	42,915	87,593	82,955
Workers’ compensation	(144)	(550)	29,166	(2,667)	26,099

TOTAL INSURANCE	$851,581	$695,967	$753,006	$1,112,192	$1,152,150

REINSURANCE SEGMENT
Catastrophe	$284,496	$246,477	$257,829	$309,886	$303,404
Casualty	161,971	164,893	159,205	294,030	255,142
Property	122,272	104,521	90,032	224,544	215,085
Aerospace and Marine	47,581	42,197	35,795	48,761	44,696
Surety and other specialty	35,381	54,382	46,594	63,823	50,973

TOTAL REINSURANCE	$651,701	$612,470	$589,455	$941,044	$869,300

REPORTED TOTALS	$1,503,282	$1,308,437	$1,342,461	$2,053,236	$2,021,450

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2009	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$392,521	$313,276	$252,016	$404,767	$324,480
Professional lines	68,748	77,024	83,992	148,717	167,091
Casualty	69,570	58,565	46,171	107,801	91,071
Property	38,581	55,038	39,612	88,299	68,011
Healthcare liability	36,521	40,554	40,080	82,893	78,284
Workers’ compensation	(139)	(529)	14,321	(2,613)	11,373

TOTAL INSURANCE	$605,802	$543,928	$476,192	$829,864	$740,310

REINSURANCE SEGMENT
Catastrophe	$270,460	$246,567	$257,829	$305,617	$302,218
Casualty	161,171	164,094	158,974	293,222	254,897
Property	122,272	104,521	90,032	224,544	215,085
Aerospace and Marine	45,565	40,132	33,670	46,696	42,563
Surety and other specialty	35,360	54,503	46,245	63,801	50,977

TOTAL REINSURANCE	$634,828	$609,817	$586,750	$933,880	$865,740

REPORTED TOTALS	$1,240,630	$1,153,745	$1,062,942	$1,763,744	$1,606,050

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2011	JUNE 30, 2010	JUNE 30, 2009	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$202,760	$162,602	$143,074	$397,643	$331,960
Professional lines	73,963	79,232	72,969	154,484	152,547
Casualty	58,477	50,973	41,426	105,070	89,340
Property	36,159	41,946	42,368	86,308	76,245
Healthcare liability	40,669	39,474	39,929	81,100	80,219
Workers’ compensation	(139)	(693)	64,496	(2,777)	93,392

TOTAL INSURANCE	$411,889	$373,534	$404,262	$821,828	$823,703

REINSURANCE SEGMENT
Catastrophe	$158,082	$161,416	$152,703	$315,708	$296,982
Casualty	135,394	126,422	100,366	272,968	208,865
Property	111,095	106,078	99,329	227,282	198,606
Aerospace and Marine	26,741	25,004	26,395	44,918	49,088
Surety and other specialty	26,210	29,130	29,440	58,409	55,948

TOTAL REINSURANCE	$457,522	$448,050	$408,233	$919,285	$809,489

REPORTED TOTALS	$869,411	$821,584	$812,495	$1,741,113	$1,633,192

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE SIX MONTHS
	ENDED JUNE 30, 2011

Average common equity [a]	$2,444,215

Net premiums earned	$869,411
Combined ratio	118.4%
Operating margin	(18.4)%
Premium leverage	0.36	x

Implied ROAE from underwriting activity	(6.6)%

Average cash and invested assets at amortized cost	$6,148,188
Investment leverage	2.52	x
Year to date investment income yield, pretax	1.5%

Implied ROAE from investment activity	3.8%

Financing Costs [b]	(1.1)%

Implied Pre-tax Operating ROAE, for period [c]	(3.9)%

Implied Pre-tax Operating ROAE, annualized [c]	(7.8)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	JUNE 30, 2011		MAR. 31, 2011		DEC. 31, 2010		SEPT. 30, 2010		2010		2009

Average common equity [a]	$2,224,270		$2,428,209		$2,683,919		$2,681,895		$2,617,718		$2,297,283

Net premiums earned	$486,578		$382,833		$449,736		$469,793		$1,741,113		$1,633,192

Premium leverage	0.22	x	0.16	x	0.17	x	0.18	x	0.67	x	0.71	x

Annualized premium leverage	0.88	x	0.64	x	0.68	x	0.72	x	0.67	x	0.71	x

Average cash and invested assets at amortized cost	$6,069,548		$5,979,366		$6,107,765		$6,107,817		$5,997,489		$5,716,443

Investment leverage	2.73	x	2.46	x	2.28	x	2.28	x	2.29	x	2.49	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF JUNE 30, 2011 AND DECEMBER 31, 2010

	June 30, 2011		December 31, 2010
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$673,997	10.6%	$610,454	9.9%
Short-term investments	303,895	4.8%	70,444	1.1%
U.S. government and government agencies notes	914,977	14.4%	1,010,819	16.3%
Government and agency guaranteed corporates	521,422	8.2%	671,150	10.8%
U.S. government agency residential mortgage-backed securities	962,979	15.1%	883,948	14.3%
U.S. government agency commercial mortgage-backed securities	28,041	0.4%	22,889	0.4%
Municipals	57,647	0.9%	29,979	0.5%
Foreign government	95,817	1.5%	140,461	2.3%
Corporate securities	1,254,207	19.7%	1,232,511	19.9%
Non-agency residential mortgage-backed securities	228,152	3.6%	246,410	4.0%
Non-agency commercial mortgage-backed securities	567,315	8.9%	604,820	9.8%
Asset-backed securities	331,391	5.2%	273,715	4.4%
Equity securities	32,322	0.5%	13,565	0.2%
Other investments [b]	395,078	6.2%	376,652	6.1%

Total	$6,367,240	100.0%	$6,187,817	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$914,977	16.2%	$1,010,819	18.2%
AAA/Aaa	2,722,066	48.0%	2,639,682	47.3%
AA/Aa	437,538	7.7%	465,315	8.4%
A/A	803,480	14.2%	793,980	14.3%
BBB	176,678	3.1%	50,733	0.9%
Below BBB	206,712	3.7%	221,848	4.0%
Not Rated	4,392	0.1%	4,769	0.1%
Other investments [b]	395,078	7.0%	376,652	6.8%

Total	$5,660,921	100.0%	$5,563,798	100.0%

Performance	June 30, 2011	December 31, 2010
Yield [c]	2.6%	3.3%
Duration in years [d]	2.28	2.39

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Cash and fixed income securities	$38,661	$38,744	$40,425	$39,839	$40,302
Other Investments	1,181	13,757	16,449	13,815	(6,951)

Total net investment income	$39,842	$52,501	$56,874	$53,654	$33,351

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield for the quarter ending 6/30/11 and twelve months ending 12/31/10 excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents and equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF JUNE 30, 2011

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$991,020	46.8%	15.6%
AAA/Aaa	770,866	36.4%	12.1%
AA/Aa	67,328	3.2%	1.1%
A/A	91,506	4.3%	1.4%
BBB	48,477	2.3%	0.8%
Below BBB	147,633	7.0%	2.3%
Not Rated	1,048	—	—

Total	$2,117,878	100.0%	33.3%

			Percentage of
Structured securities sectors (RMBS, CMBS, ABS, CDO and CLO)	Fair Value	Percentage	Investment Portfolio
Commercial
Agency	$28,041	1.3%	0.5%
Non Agency	637,379	30.1%	10.0%
Residential
Agency	962,979	45.5%	15.1%
Non Agency	230,256	10.9%	3.6%
Consumer
Agency	3,919	0.2%	0.1%
Non Agency	255,304	12.0%	4.0%

Total	$2,117,878	100.0%	33.3%

Spread Duration 3.31 years

			Percentage of
Commercial real estate collateralized debt obligations ( CRE CDO’s)	Fair Value	Percentage	Investment Portfolio
AAA/Aaa	$15,973	47.9%	0.3%
AA/Aa	5,230	15.7%	0.1%
A/A	5,330	16.0%	0.1%
BBB	2,140	6.4%	—
Below BBB	4,659	14.0%	—

Total	$33,332	100.0%	0.5%

Spread Duration 1.91 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF JUNE 30, 2011

	June 30, 2011
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

METLIFE INC	$39,535	$40,257	$722	A
MORGAN STANLEY	39,255	39,882	627	A
JPMORGAN CHASE & CO	38,281	38,920	639	A+
CREDIT SUISSE GROUP AG	32,703	34,072	1,369	A+
HSBC HOLDINGS PLC	29,348	29,919	571	AA-
NOVARTIS AG	27,646	28,675	1,029	AA-
AT&T INC	27,324	28,510	1,186	A-
BANK OF AMERICA CORP	27,927	28,153	226	A
WAL-MART STORES INC	26,387	26,817	430	AA
VERIZON COMMUNICATIONS INC	25,005	26,209	1,204	A-
US BANCORP	21,679	22,111	432	A+
PEPSICO INC	18,382	19,832	1,450	A
EDISON INTERNATIONAL	17,172	17,769	597	A
LOWES COMPANIES INC	16,398	17,040	642	A
GOLDMAN SACHS GROUP INC/THE	16,579	16,533	(46)	A
CITIGROUP INC	15,929	16,006	77	A
NEW YORK LIFE INSURANCE COMPANY	15,530	15,972	442	AAA
BANK OF NOVA SCOTIA	15,562	15,874	312	AA-
GENERAL ELECTRIC CO	15,618	15,696	78	AA+
ROYAL DUTCH SHELL PLC	14,386	14,925	539	AA
PHILIP MORRIS INTERNATIONAL INC	14,456	14,712	256	A
NATIONAL GRID PLC	13,925	14,477	552	A-
NORDEA BANK AB	13,907	14,091	184	AA-
TOTAL SA	13,932	14,068	136	AA-
MEDTRONIC INC	13,399	13,912	513	AA-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED JUNE 30, 2011			SIX MONTHS ENDED JUNE 30, 2011
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,566,198	$(340,908)	$3,225,290	3,319,927	(319,349)	3,000,578

Incurred related to:
Current year	481,148	(74,397)	406,751	1,011,439	(154,130)	857,309
Prior years	(78,736)	33,955	(44,781)	(150,799)	57,313	(93,486)

Total Incurred	402,412	(40,442)	361,970	860,640	(96,817)	763,823

Paid related to:
Current year	(93,313)	26,572	(66,741)	(96,403)	26,704	(69,699)
Prior years	(137,532)	(14,294)	(151,826)	(352,720)	20,440	(332,280)

Total Paid	(230,845)	12,278	(218,567)	(449,123)	47,144	(401,979)

Foreign currency translation	10,359	(9)	10,350	16,680	(59)	16,621

Balance, end of period	$3,748,124	$(369,081)	$3,379,043	$3,748,124	$(369,081)	$3,379,043

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED JUNE 30, 2011

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)

Six months ended June 30, 2011	$(57,802)	$(35,684)	$(93,486)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE
	FOR THE QUARTERS ENDED					YEAR ENDED
	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	DEC. 31, 2010
INSURANCE SEGMENT
Short tail[a]	$(5,150)	$(9,274)	$(4,445)	$(5,359)	$(5,632)	$(21,349)
Long tail[b]	(5,490)	(2,560)	(7,075)	(3,480)	347	(11,649)
Other[c]	(12,550)	(22,778)	(5)	(729)	(2,814)	(13,873)

TOTAL INSURANCE	(23,190)	(34,612)	(11,525)	(9,568)	(8,099)	(46,871)

REINSURANCE SEGMENT
Short tail[a]	(19,245)	(14,163)	(10,418)	(17,743)	(19,366)	(68,865)
Long tail[b]	335	275	(1,628)	(6,902)	794	(7,700)
Other[c]	(2,681)	(205)	(25)	(921)	(2,807)	(3,366)

TOTAL REINSURANCE	(21,591)	(14,093)	(12,071)	(25,566)	(21,379)	(79,931)

REPORTED TOTALS	$(44,781)	$(48,705)	$(23,596)	$(35,134)	$(29,478)	$(126,802)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes its casualty line of business and some units included in its surety and other specialty line of business.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is the agriculture unit included in its surety and other specialty line of business.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT JUNE 30, 2011
Case reserves	$19,410	$375,869	$247,145	$642,424	$431,972	$268,802	$1,187	$701,961	$1,344,385
Total reserves	$48,268	$1,568,198	$276,347	$1,892,813	$893,835	$950,506	$10,970	$1,855,311	$3,748,124

Case reserves / Total reserves	40.2%	24.0%	89.4%	33.9%	48.3%	28.3%	10.8%	37.8%	35.9%

IBNR / Total reserves	59.8%	76.0%	10.6%	66.1%	51.7%	71.7%	89.2%	62.2%	64.1%

AT MAR. 31, 2011
Case reserves	$18,089	$378,010	$73,374	$469,473	$322,587	$255,397	$455	$578,439	$1,047,912
Total reserves	$45,739	$1,539,977	$187,017	$1,772,733	$861,084	$919,839	$12,542	$1,793,465	$3,566,198

Case reserves / Total reserves	39.5%	24.5%	39.2%	26.5%	37.5%	27.8%	3.6%	32.3%	29.4%

IBNR / Total reserves	60.5%	75.5%	60.8%	73.5%	62.5%	72.2%	96.4%	67.7%	70.6%

AT DEC. 31, 2010
Case reserves	$14,730	$325,750	$116,687	$457,167	$319,322	$248,870	$990	$569,182	$1,026,349
Total reserves	$45,330	$1,493,398	$190,865	$1,729,593	$670,750	$907,384	$12,200	$1,590,334	$3,319,927

Case reserves / Total reserves	32.5%	21.8%	61.1%	26.4%	47.6%	27.4%	8.1%	35.8%	30.9%

IBNR / Total reserves	67.5%	78.2%	38.9%	73.6%	52.4%	72.6%	91.9%	64.2%	69.1%

AT SEPT. 30, 2010
Case reserves	$15,019	$378,887	$205,079	$598,985	$319,096	$244,711	$475	$564,282	$1,163,267
Total reserves	$48,572	$1,545,195	$233,189	$1,826,956	$674,075	$889,506	$10,775	$1,574,356	$3,401,312

Case reserves / Total reserves	30.9%	24.5%	87.9%	32.8%	47.3%	27.5%	4.4%	35.8%	34.2%

IBNR / Total reserves	69.1%	75.5%	12.1%	67.2%	52.7%	72.5%	95.6%	64.2%	65.8%

AT JUNE 30, 2010
Case reserves	$21,529	$305,802	$164,639	$491,970	$319,558	$247,493	$5	$567,056	$1,059,026
Total reserves	$48,703	$1,480,283	$182,932	$1,711,918	$680,660	$873,184	$8,875	$1,562,719	$3,274,637

Case reserves / Total reserves	44.2%	20.7%	90.0%	28.7%	46.9%	28.3%	0.1%	36.3%	32.3%

IBNR / Total reserves	55.8%	79.3%	10.0%	71.3%	53.1%	71.7%	99.9%	63.7%	67.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,				INCEPTION TO
	JUNE 30, 2011	2010	2009	2008	2007	JUNE 30, 2011
(Loss) Income and Return on Equity:
Net (loss) income available to common and participating common shareholders	$(54,090)	$349,238	$520,604	$83,121	$505,607	$2,384,992

Operating (loss) income available to common and participating common shareholders	(79,920)	330,035	505,202	182,539	525,450	2,440,857

Average Shareholders’ equity [a]	2,444,215	2,617,718	2,297,283	2,159,771	2,205,067	1,950,458

Net (loss) income return on average equity	(2.2)%	13.3%	22.7%	3.8%	22.9%	12.9%[c]
Operating return on average equity	(3.3)%	12.6%	22.0%	8.5%	23.8%	13.2%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$52.20	$52.74	$44.61	$33.06	$35.05	$52.20

Dividends paid per share	0.60	1.00	1.00	1.00	1.00	7.73

Change in diluted book value per common share	(1.0)%	18.2%	34.9%	(5.7)%	21.4%	17.8%[c]

Total return to common shareholders [b]	0.1%	20.5%	38.0%	(2.8)%	24.9%	22.0%[c]

[a]	Excludes the $430 million (2010 — $200 million) liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTERS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2011	2010	2011	2010

DILUTIVE SHARES OUTSTANDING:
AS REPORTED

Average market price per share	$43.10	$37.40	$45.12	$37.27

Basic weighted average common shares outstanding (1)	39,710	52,509	40,227	52,958

Add: weighted avg. unvested restricted share units	9	13	12	19
Weighted average exercise price per share	—	—	—	—
Proceeds from unrecognized restricted share unit expense	$248	$349	$248	$349
Less: restricted share units bought back via treasury method	(6)	(9)	(12)	(10)

Add: weighted avg. dilutive warrants outstanding	2,896	2,995	2,925	2,995
Weighted average exercise price per share	$12.27	$13.37	$12.27	$13.37
Less: warrants bought back via treasury method	(824)	(1,071)	(2,925)	(1,074)

Add: weighted avg. dilutive options outstanding	561	1,415	884	1,580
Weighted average exercise price per share	$14.57	$16.96	$15.42	$16.59
Proceeds from unrecognized option expense	—	—	—	—
Less: options bought back via treasury method	(190)	(642)	(884)	(703)

Weighted average dilutive shares outstanding	42,156	55,210	40,227	55,765

Notes:	(1)	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS (LOSSES) PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2011	2010	2011	2010

Net income (loss)	$41,077	$58,593	$(46,340)	$114,382
Less preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)

Net income (loss) available (attributable) to common and participating common shareholders	$37,202	$54,718	$(54,090)	$106,632
Less amount allocated to participating common shareholders [a]	(710)	(1,120)	(516)	(2,051)

Net income (loss) allocated (attributable) to common shareholders	$36,492	$53,598	$(54,606)	$104,581

Denominator:
Weighted average shares — basic
Outstanding	39,710	52,509	40,227	52,954
Vested restricted share units	—	—	—	4

	39,710	52,509	40,227	52,958

Share Equivalents
Warrants	2,072	1,924	—	1,921
Options	371	773	—	877
Restricted share units	3	4	—	9

Weighted average shares — diluted	42,156	55,210	40,227	55,765

Basic earnings (losses) per common share	$0.92	$1.02	$(1.36)	$1.97

Diluted earnings (losses) per common share [b]	$0.87	$0.97	$(1.36)	$1.88

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME (LOSS) RECONCILIATION
EARNINGS (LOSSES) PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2011	2010	2011	2010

Net income (loss)	$41,077	$58,593	$(46,340)	$114,382
(Less) Add after-tax items:
Net foreign exchange losses (gains)	3,181	97	(3,670)	5,969
Net realized and unrealized investment gains	(20,717)	(1,967)	(24,739)	(4,317)
Net impairment losses recognized in earnings (losses)	932	992	2,579	1,853

Operating income (loss) before preferred dividends	$24,473	$57,715	$(72,170)	$117,887
Preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)

Operating income (loss) available (attributable) to common and participating common shareholders	$20,598	$53,840	$(79,920)	$110,137
Less amount allocated to participating common shareholders [a]	(399)	(1,102)	(516)	(2,118)

Operating income (loss) allocated to common shareholders	$20,199	$52,738	$(80,436)	$108,019

Weighted average common shares outstanding
Basic	39,710	52,509	40,227	52,958
Dilutive	42,156	55,210	40,227	55,765

Basic per common share data
Net income (loss) allocated to common shareholders	$0.92	$1.02	$(1.36)	$1.97
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.08	—	(0.09)	0.11
Net realized and unrealized investment gains	(0.52)	(0.04)	(0.61)	(0.08)
Net impairment losses recognized in earnings (losses)	0.03	0.02	0.06	0.04

Operating income (loss) allocated to common shareholders	$0.51	$1.00	$(2.00)	$2.04

Diluted per common share data
Net income (loss) allocated to common shareholders	$0.87	$0.97	$(1.36)	$1.88
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.08	—	(0.09)	0.11
Net realized and unrealized investment gains	(0.49)	(0.03)	(0.61)	(0.08)
Net impairment losses recognized in earnings (losses)	0.02	0.02	0.06	0.03

Operating income (loss) allocated to common shareholders [b]	$0.48	$0.96	$(2.00)	$1.94

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings (losses) per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00

42,727	42,762	42,795	42,826	42,855	42,884	42,910	42,935	42,960	42,982	43,004

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	JUNE 30,		DEC. 31,
	2011	2010	2010

DILUTIVE COMMON SHARES OUTSTANDING:
AS-IF CONVERTED [a]
Price per share at period end	$41.33	$37.53	$46.07

Basic common shares outstanding [b]	39,756	51,673	46,259

Add: unvested restricted shares and restricted share units	763	1,007	980

Add: dilutive warrants outstanding	2,896	2,986	2,986
Weighted average exercise price per share	$12.27	$13.37	$12.87

Add: dilutive options outstanding	561	1,335	1,278
Weighted average exercise price per share	$14.57	$16.96	$16.50

Book Value [c]	$2,240,276	$2,644,105	$2,648,153
Add: proceeds from converted warrants	35,534	39,923	38,430
Add: proceeds from converted options	8,174	22,642	21,087

Pro forma book value	$2,283,984	$2,706,670	$2,707,670

Dilutive shares outstanding	43,976	57,001	51,503

Basic book value per common share	$56.35	$51.17	$57.25
Diluted book value per common share	$51.94	$47.48	$52.57

DILUTIVE COMMON SHARES OUTSTANDING:
TREASURY STOCK METHOD
Price per share at period end	$41.33	$37.53	$46.07

Basic common shares outstanding [b]	39,756	51,673	46,259

Add: unvested restricted shares and restricted share units	763	1,007	980

Add: dilutive warrants outstanding	2,896	2,986	2,986
Weighted average exercise price per share	$12.27	$13.37	$12.87
Less: warrants bought back via treasury method	(860)	(1,064)	(834)

Add: dilutive options outstanding	561	1,335	1,278
Weighted average exercise price per share	$14.57	$16.96	$16.50
Less: options bought back via treasury method	(198)	(603)	(458)

Dilutive shares outstanding	42,918	55,334	50,211

Basic book value per common share	$56.35	$51.17	$57.25
Diluted book value per common share	$52.20	$47.78	$52.74

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $430 million (2010 — $200 million) liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income (loss) is an internal performance measure used by the Company in the management of its operations. Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income (loss) determined in accordance with GAAP, the Company believes that showing operating income (loss) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income (loss) should not be viewed as a substitute for GAAP net income (loss) . Please see page 31 for a reconciliation of operating income (loss) to net income (loss).
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.